UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

FOSSIL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on 05/21/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement, Proxy Card and Annual Report and Form 10-K

To view this material, have the 12-digit Control #(s) (located on the following page) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 05/07/08.

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Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

FOSSIL, INC.

2280 NORTH GREENVILLE AVENUE

RICHARDSON, TX 75082

FOSSIL, INC.

Vote In Person

To vote in person at the meeting, you will need to request a ballot and follow any further instructions at the meeting. You may obtain directions to attend the meeting and vote in person by calling Fossil, Inc. Investor Relations at (972) 234-2525.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice and 12-digit Control # in hand when you access the web site and follow the instructions.

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Notice of Annual Meeting of Shockholders

The 2008 Annual Meeting of Stockholders of Fossil, Inc. (the “Company”) will be held at the Company’s corporate headquarters, 2280 North Greenville Avenue, Richardson, Texas 75082, on May 21, 2008 at 9:00 a.m. CDT.

The Board of Directors has fixed the close of business on March 28, 2008 as the record date for the determination of stockholders entitled to receive notice and to vote at the 2008 Annual Meeting of Stockholders or any adjournment(s) thereof.

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Voting items

Proposals to be considered at the Annual Meeting:

1.            ELECTION OF DIRECTORS

Nominees for one year term:

01)   Kenneth W. Anderson

02)   James E. Skinner

Nominees for three year term:

03)   Michael W. Barnes

04)   Jeffrey N. Boyer

05)   Elysia Holt Ragusa

06)   James M. Zimmerman

2.              To approve the Fossil, Inc. 2008 Long-Term Incentive Plan.

3.              To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2009.

4.              To transact any and all other business that may properly come before the meeting or any adjournment(s) thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2 AND 3.

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